Exhibit 99.1

Contact:	Tim Adams, Chief Financial Officer
Anne Rivers, Investor Relations
Jeff Keene, Healthcare Media
Cytyc Corporation: 508-263-8765
www.cytyc.com

Stephanie Carrington
The Ruth Group: 646-536-7017

Shanti Skiffington/Wendy Williams
Schwartz Communications: 781-684-0770

CYTYC REPORTS RECORD FIRST QUARTER 2006 RESULTS

Revenue Increases 24 Percent to $140.5 Million and

Net Income Increases 41 Percent to $29.4 Million

Marlborough, Mass., April 26, 2006 — Cytyc Corporation (Nasdaq: CYTC), a leading women’s health company, today announced results for the first quarter ended March 31, 2006.

Revenue for the quarter ended March 31, 2006 rose to $140.5 million, compared to revenue of $113.4 million for the same period of 2005. Net income for the quarter was $29.4 million, or $0.24 per diluted share, compared to net income for the same period in 2005 of $20.9 million, or $0.18 per diluted share.

The table below shows the impact of stock-based compensation expense, which began in the first quarter of 2006, and the charge in the first quarter of 2005 related to an arbitration decision.

Reconciliation of Non-GAAP Measures

(in thousands, except per share data)

	Three Months Ended March 31,
	2006	2005
Net income reconciliation:
Net income, as reported	$29,364	$20,891
Stock-based compensation under new accounting rules (1)	4,062	—
Arbitration decision (2)	—	4,957

Adjusted net income	$33,426	$25,848

Net income per common share reconciliation:
Net income per common share, diluted, as reported	$0.24	$0.18
Stock-based compensation under new accounting rules (1)	0.03	—
Arbitration decision (2)	—	0.03

Adjusted net income per common share, diluted	$0.27	$0.21

Weighted average diluted shares outstanding reconciliation:
Weighted average diluted shares outstanding, as reported	125,877	125,771
Stock-based compensation under new accounting rules (1)	1,998	—

Adjusted weighted average diluted shares outstanding	127,875	125,771

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Cytyc Reports Record First Quarter 2006 Results

Notes to Reconciliation of Non-GAAP Measures:

(1)	Cytyc adopted new accounting guidelines requiring expensing of stock-based compensation beginning in Q1 2006, which resulted in expense of $6.0 million, before tax benefit of $1.9 million. These new rules also resulted in a reduction of weighted average diluted shares outstanding of 2.0 million shares.

(2)	Charge in the first quarter of 2005 related to the DEKA Partnership arbitration panel decision, which was $7.8 million, offset by the related $2.8 million tax benefit.

First Quarter Highlights:

•	Domestic surgical products revenue increased 73 percent over first quarter 2005 to $44.7 million, representing 32 percent of total Company revenue.

•	Domestic diagnostic products revenue increased 8 percent over first quarter 2005 to $80.7 million and included shipment of 8.8 million ThinPrep® Pap Tests and 44 new ThinPrep® Imaging Systems.

•	International diagnostic and surgical products revenue increased 21 percent over first quarter 2005 to $15.1 million.

•	The business generated cash from operations of $42.5 million in the first quarter, net of an $11.4 million arbitration payment.

Patrick J. Sullivan, Cytyc’s chairman, president, and chief executive officer, stated, “The Company once again had strong financial and operating results for the first quarter, headlined by our domestic surgical products and international business divisions, which performed extremely well. Domestically, our surgical products division continued its impressive revenue growth at a 73 percent increase compared to the first quarter of 2005 and contributed 32 percent of total Company revenue in the quarter. The NovaSure® endometrial ablation product continues to gain share in this expanding market. Sales of the MammoSite® Radiation Therapy System are on track, and we expect increased adoption as the clinical data matures. The international sales of our diagnostic products showed strong growth as evidenced by the exclusive agreements signed in Scotland and Ireland during the first quarter.”

Mr. Sullivan added, “In our domestic diagnostic business we continued to see widespread adoption of the ThinPrep Imaging System during the first quarter and shipped 44 units to U.S. customers. During the first quarter, approximately 33 percent of ThinPrep® Pap Test slides were imaged. As we celebrate the tenth anniversary of the approval of the ThinPrep Pap Test, we are excited at the prospect of the ThinPrep Imaging System becoming the new standard of care for cervical cancer screening.”

Mr. Sullivan concluded, “Overall, I am very pleased with the performance of each of our business segments and look forward to further growth of our surgical products and international business segments alongside our flagship ThinPrep products.”

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Cytyc Reports Record First Quarter 2006 Results

The Company’s segment revenue was as follows:

	Three Months Ended March 31,
	2006	2005	% Change
	($ in millions)
Domestic Diagnostic Products	$80.7	$75.0	8%
Domestic Surgical Products	44.7	25.8	73%
International	15.1	12.6	21%

Total Company Revenue	$140.5	$113.4	24%

Domestic diagnostic products revenue consists primarily of revenue from sales of the ThinPrep Pap Test and use of the ThinPrep Imaging System. Domestic surgical products revenue consists of revenue from sales of the NovaSure Endometrial Ablation System and the MammoSite and GliaSite® Radiation Therapy Systems. International revenue consists primarily of revenue from sales of the ThinPrep Pap Test, use of the ThinPrep Imaging System, the NovaSure Endometrial Ablation System, and the MammoSite Radiation Therapy Systems.

During the first quarter, the business generated $42.5 million of cash flow from operations, net of an $11.4 arbitration payment, bringing the total cash and investments at the end of the quarter to $222.8 million. The Company also made a $21 million earn-out payment for Proxima Therapeutics, Inc. (acquired in March 2005) and invested $22 million in a share repurchase program in the first quarter of 2006.

Non-GAAP Information

In addition to disclosing results determined in accordance with generally accepted accounting principles, or GAAP, Cytyc also discloses adjusted, or non-GAAP, results of operations that exclude certain items. By disclosing this non-GAAP information, management intends to provide investors with additional information to further analyze Cytyc’s performance and underlying trends. In order to better assess operating trends, management utilizes a measure of adjusted net income and adjusted diluted net income per common share on a non-GAAP basis that excludes for the applicable period stock options expensed under new accounting guidelines adopted January 1, 2006, net of tax effects, and a charge, net of tax effects, related to the DEKA Products Limited Partnership arbitration panel decision in the first quarter of 2005.

Management believes adjusted net income provides useful supplemental information to management and investors regarding the performance and underlying trends of Cytyc’s business operations and facilitates comparisons to its historical operating results. Management uses this information internally for forecasting, budgeting, evaluating the effectiveness of Cytyc’s operational strategies, and performance measurement for compensation of management and employees. Management believes it is important to provide investors with the same metrics used by management to measure operating performance, which assists investors in analyzing the underlying trends in Cytyc’s business over time.

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Cytyc Reports Record First Quarter 2006 Results

Non-GAAP information should not be viewed as a substitute for, or superior to, net income or other data prepared in accordance with GAAP as measures of Cytyc’s profitability or liquidity. Users of this financial information should consider the types of events and transactions for which adjustments have been made. See the tables in this press release for a reconciliation of non-GAAP amounts to amounts reported under GAAP.

Cytyc management will discuss first quarter results, business highlights and future expectations during a conference call on April 27, at 8:30 a.m. (Eastern). The call will be hosted by Patrick Sullivan, chairman, president and chief executive officer; Daniel Levangie, executive vice president and chief commercial officer; and Timothy Adams, chief financial officer. A live webcast of the call may be accessed at Cytyc’s website, http://ir.cytyc.com, and the event will be available for replay at this site approximately two hours following the call until May 11, 2006. Those without web access may access the call by dialing 201-689-8560. A telephonic replay of the call will be available through May 11, 2006, by dialing 201-612-7415; enter account # 3055 and conference ID # 198671.

Cytyc Corporation is a leading women’s health company that designs, develops, manufactures, and markets innovative and clinically effective products for cervical cancer screening, breast cancer risk assessment, treatment of excessive menstrual bleeding, and treatment of breast cancer.

Cytyc is traded on The Nasdaq Stock Market under the symbol CYTC. Cytyc, ThinPrep, NovaSure, MammoSite, and GliaSite are registered trademarks of Cytyc Corporation.

Forward-looking statements in this press release are made pursuant to the provisions of Section 21E of the Securities Exchange Act of 1934. Investors are cautioned that statements in this press release which are not strictly historical statements, including, without limitation, statements relating to Cytyc’s future financial condition, operating results and economic performance, and management’s expectations regarding key customer relationships, future growth opportunities, product acceptance and business strategy, constitute forward-looking statements. These statements are based on current expectations, forecasts and assumptions that are subject to risks and uncertainties, which could cause actual outcomes and results to differ materially from those statements. Risks and uncertainties include, among others, dependence on key personnel and customers as well as reliance on proprietary technology, uncertainty of product development efforts and product acceptance, management of growth and product diversification, entry into new market segments domestically and new markets internationally, risks associated with litigation, the effective integration of acquired businesses and technologies, competition and competitive pricing pressures, risks associated with the FDA regulatory approval processes and healthcare reimbursement policies in the United States and abroad, introduction of technologies that are disruptive to Cytyc’s business and operations, the impact of new accounting requirements and governmental rules and regulations, as well as other risks detailed in Cytyc’s filings with the Securities and Exchange Commission, including under the heading “Risk Factors” in its 2005 Annual Report on Form 10-K filed with the Commission. Cytyc cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date they were made. Cytyc disclaims any obligation to publicly update or revise any such statements to reflect

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Cytyc Reports Record First Quarter 2006 Results

any change in its expectations or events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

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Cytyc Corporation Reports

Cytyc Corporation

Condensed Consolidated Statements of Income

(in thousands, except per share data)

(unaudited)

	Three Months Ended March 31,
	2006	2005
Net sales	$140,540	$113,405
Cost of sales (1)	29,789	23,927

Gross profit	110,751	89,478

Operating expenses:
Research and development (1)	10,311	6,799
Sales and marketing (1)	40,133	29,683
General and administrative (1)	14,025	10,707
Arbitration decision	—	7,807

Total operating expenses	64,469	54,996

Income from operations	46,282	34,482

Other expense, net:
Interest income	1,830	892
Interest expense	(1,792)	(1,792)
Other expense	(77)	(683)

Total other expense, net	(39)	(1,583)

Income before provision for income taxes	46,243	32,899
Provision for income taxes (1)	16,879	12,008

Net income	$29,364	$20,891

Net income per common and potential common share:
Basic	$0.25	$0.18

Diluted	$0.24	$0.18

Weighted average common and potential common shares outstanding:
Basic	115,481	113,661

Diluted	125,877	125,771

(1) Balance includes stock-based compensation expense under Statement of Financial Accounting Standards No. 123R as follows:

Cost of sales	$361	$—
Research and development	844	—
Sales and marketing	2,651	—
General and administrative	2,169	—

Stock-based compensation expense, gross	6,025	—
Effect on income taxes	(1,963)	—

Stock-based compensation expense, net	$4,062	$—

Cytyc Corporation Reports

Cytyc Corporation

Condensed Consolidated Balance Sheets

(in thousands)

	March 31, 2006	December 31, 2005
	(unaudited)
Assets:
Current assets:
Cash and investment securities	$222,802	$220,619
Accounts receivable, net	81,616	82,833
Inventories, net	26,888	24,033
Other current assets	12,637	9,805

Total current assets	343,943	337,290

Property and equipment:
Property and equipment	107,355	101,604
Equipment under customer usage agreements	74,090	66,832
Less: accumulated depreciation and amortization	(60,158)	(54,826)

Total property and equipment, net	121,287	113,610

Goodwill and other intangible assets, net	577,837	581,957
Other assets, net	7,487	7,022

Total Assets	$1,050,554	$1,039,879

Liabilities and Stockholders’ Equity:

Current liabilities	$58,916	$89,183
Long-term debt and other non-current liabilities	331,490	322,345
Stockholders’ equity	660,148	628,351

Total Liabilities and Stockholders’ Equity	$1,050,554	$1,039,879

Cytyc Corporation

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2006	2005
Cash flows from operating activities:
Net income	$29,364	$20,891
Depreciation, amortization and other non-cash expense	8,110	20,709
Stock-based compensation expense pursuant to SFAS No. 123R	6,025	—
Accounts receivable	1,384	(2,660)
Inventories	(2,833)	(1,165)
Other assets and liabilities	(2,390)	(2,979)
Tax benefit from exercise of stock options	2,798	2,132

Net cash provided by operating activities	42,458	36,928

Cash flows from investing activities:
Acquisition of Proxima, net	(21,074)	(155,838)
(Increase) decrease in other assets	(463)	46
Increase in equipment under customer usage agreements	(7,254)	(7,055)
Purchases of property and equipment, net	(4,118)	(3,820)
(Purchases) sales of investment securities, net	(3,328)	95,487
Increase in patents and developed technology	(473)	—

Net cash used in investing activities	(36,710)	(71,180)

Cash flows from financing activities:
Purchase of treasury shares	(22,269)	—
Proceeds from exercise of stock options	15,292	5,517
Tax benefit from exercise of stock options	63	—

Net cash (used in) provided by financing activities	(6,914)	5,517

Effect of exchange rate changes on cash	(10)	(159)

Net decrease in cash and cash equivalents	(1,176)	(28,894)
Net increase (decrease) in investment securities	3,359	(95,498)

	2,183	(124,392)
Beginning cash and investment securities	220,619	232,295

Ending cash and investment securities	$222,802	$107,903

Cytyc Corporation

Reconciliation of Net Income per Common Share

(in thousands, except per share data)

(unaudited)

The following tables provide reconciliations of the net income and weighted average common shares used in calculating basic and diluted net income per share (using the if-converted method):

	Three Months Ended March 31,
	2006	2005
Numerator:
Net income, as reported, for basic earnings per share	$29,364	$20,891
Interest expense, net of tax	1,138	1,138

Net income, as adjusted, for diluted earnings per share	$30,502	$22,029

Denominator:
Basic weighted average common shares outstanding	115,481	113,661
Dilutive effect of assumed exercise of stock options	1,970	3,684
Dilutive effect of assumed conversion of convertible debt	8,426	8,426

Weighted average common shares outstanding assuming dilution	125,877	125,771

Basic net income per common share	$0.25	$0.18

Diluted net income per common and potential common share	$0.24	$0.18